                                                                   EXHIBIT 99(c)

                       AMERICAN HONDA FINANCE CORPORATION
Annual Statement to Certificateholder--Honda Auto Receivables 2000-1 Owner Trust
                          04/01/2000 THROUGH 03/31/2001

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
  (A) Total Portfolio Balance                                                              $1,100,025,487.15
  (B) Total Securities Balance                                                             $1,100,025,487.15
  (C) Class A-1 Notes
    (i)   Class A-1 Notes Balance                                                            $298,000,000.00
    (ii)  Class A-1 Notes Percentage (C(i)/IB)                                                        27.09%
    (iii) Class A-1 Notes Rate                                                                      6.71125%
    (iv) Class A-1 Notes Accrual Basis                                                            Actual/360
  (D) Class A-2 Notes
    (i)   Class A-2 Notes Balance                                                            $240,000,000.00
    (ii)  Class A-2 Notes Percentage (D(i)/IB)                                                        21.82%
    (iii) Class A-2 Notes Rate                                                                        6.650%
    (iv) Class A-2 Notes Accrual Basis                                                                30/360
  (E) Class A-3 Notes
    (i)   Class A-3 Notes Balance                                                            $386,000,000.00
    (ii)  Class A-3 Notes Percentage (E(i)/B)                                                         35.09%
    (iii) Class A-3 Notes Rate                                                                        6.620%
    (iv) Class A-3 Notes Accrual Basis                                                                30/360
  (F) Class A-4 Notes
    (i)   Class A-4 Notes Balance                                                            $129,270,000.00
    (ii)  Class A-4 Notes Percentage (F(i)/B)                                                         11.75%
    (iii) Class A-4 Notes Rate                                                                        6.670%
    (iv) Class A-4 Notes Accrual Basis                                                                30/360
  (G) Certificates
    (i)   Certificates Balance                                                                $46,755,487.15
    (ii)  Certificates Percentage (G(i)/B)                                                             4.25%
    (iii) Certificates Rate                                                                           6.670%
    (iv) Certificates Accrual Basis                                                                   30/360
  (H) Servicing Fee Rate                                                                               1.00%
  (I) Portfolio Summary
    (i)   Weighted Average Coupon (WAC)                                                                6.85%
    (ii)  Weighted Average Original Maturity                                                           55.72 months
(WAOM)
    (iii) Weighted Average Remaining Maturity                                                          45.35 months
(WAM)
    (iv) Number of Receivables                                                                        87,294
  (J) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage                                                   0.50%
    (ii)  Reserve Account Initial Deposit                                                      $5,500,127.44
    (iii) Specified Reserve Account Percentage                                                         0.75%
    (iv) Specified Reserve Account Balance                                                     $8,250,191.15

  (K) Yield Supplement Account Deposit                                                        $23,950,083.32

II. INPUTS FROM PREVIOUS MONTHLY SERVICER
-----------------------------------------
REPORTS
-------
  (A) Total Portfolio Balance                                                              $1,100,025,487.15
  (B) Total Securities Balance                                                             $1,100,025,487.15
  (C) Cumulative Note and Certificate Pool Factor                                                  1.0000000
  (D) Class A-1 Notes
    (i)   Class A-1 Notes Balance                                                            $298,000,000.00
    (ii)  Class A-1 Notes Pool Factor                                                              1.0000000
    (iii) Class A-1 Notes Interest Carryover Shortfall                                                 $0.00
    (iv) Class A-1 Notes Principal Carryover                                                           $0.00
  Shortfall
  (E) Class A-2 Notes


                                                                   EXHIBIT 99(c)

    (i)   Class A-2 Notes Balance                                                            $240,000,000.00
    (ii)  Class A-2 Notes Pool Factor                                                              1.0000000
    (iii) Class A-2 Notes Interest Carryover Shortfall                                                 $0.00
    (iv) Class A-2 Notes Principal Carryover                                                           $0.00
  Shortfall
  (F) Class A-3 Notes
    (i)   Class A-3 Notes Balance                                                            $386,000,000.00
    (ii)  Class A-3 Notes Pool Factor                                                              1.0000000
    (iii) Class A-3 Notes Interest Carryover Shortfall                                                 $0.00
    (iv) Class A-3 Notes Principal Carryover                                                           $0.00
  Shortfall
  (G) Class A-4 Notes
    (i)   Class A-4 Notes Balance                                                            $129,270,000.00
    (ii)  Class A-4 Notes Pool Factor                                                              1.0000000
    (iii) Class A-4 Notes Interest Carryover Shortfall                                                 $0.00
    (iv) Class A-4 Notes Principal Carryover                                                           $0.00
  Shortfall
  (H) Certificates
    (i)   Certificates Balance                                                                $46,755,487.15
    (ii)  Certificates Pool Factor                                                                 1.0000000
    (iii) Certificates Interest Carryover Shortfall                                                    $0.00
    (iv) Certificates Principal Carryover Shortfall                                                    $0.00
  (I) Servicing Fee
    (i)   Servicing Fee Shortfall                                                                      $0.00
  (J) End of Prior Month Account Balances
    (i)   Reserve Account                                                                      $5,500,127.44
    (ii)   Yield Supplement Account                                                           $23,950,083.32
    (iii) Payahead Account                                                                        $72,769.71
    (iv) Advances Outstanding                                                                     $52,538.61
  (K) Portfolio Summary as of End of Prior Month
    (i)   Weighted Average Coupon (WAC)                                                                6.85%
    (ii)  Weighted Average Remaining Maturity                                                          45.35 months
 (WAM)
    (iii) Number of Receivables                                                                       87,294
  (L) Note and Certificate Percentages
    (i)   Note Percentage                                                                            100.00%
    (ii)  Certificate Percentage                                                                       0.00%

III. INPUTS FROM THE MAINFRAME
------------------------------
  (A) Precomputed Contracts Principal
    (i)   Scheduled Principal Collections                                                      $2,911,627.58
    (ii)  Prepayments in Full                                                                  $1,130,801.86
    (iii) Prepayments in Full due to Repurchases                                                       $0.00
  (B) Precomputed Contracts Total Collections                                                  $4,779,603.24
  (C) Precomputed Interest Receivables Interest                                                  $737,173.80
 (B-A((I)+(ii)+(iii)))
  (D) Simple Interest Receivables Principal
    (i)   Principal Collections                                                              $138,699,582.89
    (ii)  Prepayments in Full                                                                 $52,197,165.53
    (iii) Repurchased Receivables Related to                                                           $0.00
 Principal
  (E) Simple Interest Receivables Interest
    (i)   Simple Interest Collections                                                         $33,987,677.11
  (F) Payment Advance for Precomputes
    (i) Reimbursement of Previous Advances                                                       $138,583.12
    (ii) Current Advance Amount                                                                  $164,441.89
  (G) Interest Advance for simple Interest - Net                                                 $281,942.33
  (H) Payahead Account
    (i)  Payments Applied                                                                        $155,645.09
    (ii) Additional Payaheads                                                                    $249,879.51
  (I) Portfolio Summary as of End of Month
    (i)   Weighted Average Coupon (WAC)                                                                6.86%


                                                                   EXHIBIT 99(c)

    (ii)  Weighted Average Remaining Maturity                                                          39.75 months
   (WAM)
    (iii) Remaining Number of Receivables                                                             82,335

                                                     #  DOLLAR AMOUNT
                                                 Units
                                                 -----
  (J) Delinquent Receivables
    (i)  31-60 Days Delinquent                   1,144   1.39%      $13,650,809.96       1.51%
    (ii)  61-90 Days Delinquent                    125   0.15%       $1,466,308.86       0.16%
    (ii) 91 Days or More Delinquent                 24   0.03%         $310,003.18       0.03%
  (K) Vehicles Repossessed During Collection        25   0.03%         $346,347.88       0.04%
 Period
  (L) Total Accumulated Repossessed Vehicles in     55   0.07%         $662,873.81       0.07%
 Inventory


IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
  (A) Collection Account Investment Income
                                                                                                           -
  (B) Reserve Account Investment Income
                                                                                                  202,309.00
  (C) Yield Supplement Account Investment Income
                                                                                                  556,663.21
  (D) Trust Fees Expense                                                                            3,000.00
  (E) Aggregate Net Losses for Collection Period                                                  480,748.00
  (F) Liquidated Receivables Information
    (i) Gross Principal Balance on Liquidated
  Receivables                                                                                     897,161.44
    (ii) Liquidation Proceeds                                                                     374,838.13
    (ii) Recoveries from Prior Month Charge Offs                                                   41,575.31
  (G) Days in Accrual Period                                                                             173
  (H) Deal age                                                                                             6

                                   COLLECTIONS
                                   -----------

V. INTEREST COLLECTIONS
-----------------------
  (A) Total Interest Collections                                                              $35,032,652.01
(III(C+E(i)-F(i)+F(ii)+G)

VI. PRINCIPAL COLLECTIONS
-------------------------
  (A) Principal Payments Received                                                            $194,939,177.86
(III(A((i)+(ii))+(D(i)+(ii)))
  (B) Liquidation Proceeds (IV(F(i)))                                                            $374,838.13
  (C) Repurchased Loan Proceeds Related to                                                             $0.00
Principal  (III(A(iii)+D(iii)))
  (D) Recoveries from Prior Month Charge Offs                                                     $41,575.31
(IV(F(ii)))
                                                                                         --------------------
  (E) Total Principal Collections (A+B+C+D)
                                                                                              195,355,591.30

VII. TOTAL INTEREST AND PRINCIPAL
---------------------------------
COLLECTIONS (V(A)+VI(E))                                                                      230,388,243.31
------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                 $6,955,156.41
------------------------------

                                                                   EXHIBIT 99(c)

IX. TOTAL AVAILABLE
-------------------
AMOUNT (VII+VIII)                                                                             237,343,399.72
-----------------



                                  DISTRIBUTIONS
                                  -------------

X. FEE DISTRIBUTIONS
--------------------
  (A) Servicing Fee
    (i)   Servicing Fee Due                                                                    $5,100,280.58
(I(H)/12)(II(B))+(II(H)(i))
    (ii)  Servicing Fee Paid                                                                    5,100,280.58
                                                                                         --------------------
    (iii) Servicing Fee Shortfall                                                                      $0.00
  (B) Reserve Account Investment Income (IV(B))
                                                                                                  202,309.00
  (C) Yield Supplement Account Investment Income
 (IV(C))                                                                                          556,663.21
  (D) Trust Fees Expense (IV(D))
                                                                                                    3,000.00

XI. DISTRIBUTIONS TO
--------------------
NOTEHOLDERS
-----------
  (A) Interest
    (i) Class A-1 Notes
       (a)   Class A-1 Notes Interest Due                                                      $6,891,519.21
       (b)  Class A-1 Notes Interest Paid                                                       6,891,519.21
                                                                                         --------------------
       (c) Class A-1 Notes Interest Shortfall                                                          $0.00
    (ii) Class A-2 Notes
       (a)   Class A-2 Notes Interest Due                                                      $7,581,000.00
       (b)  Class A-2 Notes Interest Paid                                                       7,581,000.00
                                                                                         --------------------
       (c) Class A-2 Notes Interest Shortfall                                                          $0.00
    (iii) Class A-3 Notes
       (a)   Class A-3 Notes Interest Due                                                     $12,137,770.00
       (b)  Class A-3 Notes Interest Paid                                                      12,137,770.00
                                                                                         --------------------
       (c) Class A-3 Notes Interest Shortfall                                                          $0.00
    (iv) Class A-4 Notes
       (a)   Class A-4 Notes Interest Due                                                      $4,095,596.78
       (b)  Class A-4 Notes Interest Paid                                                       4,095,596.78
                                                                                         --------------------
       (c) Class A-4 Notes Interest Shortfall                                                          $0.00
    (v) Total Note Interest
       (a)   Total Note Interest Due                                                          $30,705,885.99
       (b)  Total Note Interest Paid                                                           30,705,885.99
                                                                                         --------------------
       (c) Total Note Interest Shortfall                                                               $0.00
       (d) Reserve Fund Withdrawn for Note Interest                                                    $0.00
 Amount available for distributions after Fees & Interest
 (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                                                              201,512,205.46
  (B) Principal
    (i) Noteholders' Principal Distribution Amounts                                          $195,836,339.30
    (ii) Class A-1 Notes Principal
       (a)   Class A-1 Notes Principal Due                                                    195,836,339.30
       (b)  Class A-1 Notes Principal Paid                                                    195,836,339.30
                                                                                         --------------------
       (c) Class A-1 Notes Principal Shortfall                                                         $0.00
       (d) Reserve Fund drawn                                                                          $0.00
    (iii) Class A-2 Notes Principal
       (a)   Class A-2 Notes Principal Due                                                             $0.00
       (b)  Class A-2 Notes Principal Paid                                                             $0.00
                                                                                         --------------------
       (c) Class A-2 Notes Principal Shortfall                                                         $0.00
       (d) Reserve Fund drawn                                                                          $0.00
    (iv) Class A-3 Notes Principal
       (a)   Class A-3 Notes Principal Due                                                             $0.00

                                                                   EXHIBIT 99(c)

       (b)  Class A-3 Notes Principal Paid                                                             $0.00
                                                                                         --------------------
       (c) Class A-3 Notes Principal Shortfall                                                         $0.00
       (d) Reserve Fund drawn                                                                          $0.00
    (v) Class A-4 Notes Principal
       (a)   Class A-4 Notes Principal Due                                                             $0.00
       (b)  Class A-4 Notes Principal Paid                                                             $0.00
                                                                                         --------------------
       (c) Class A-4 Notes Principal Shortfall                                                         $0.00
       (d) Reserve Fund drawn                                                                          $0.00
    (vi) Total Notes Principal
       (a)   Total Notes Principal Due                                                       $195,836,339.30
       (b)  Total Notes Principal Paid                                                        195,836,339.30
                                                                                         --------------------
       (c) Total Notes Principal Shortfall                                                             $0.00
       (d) Reserve Fund drawn                                                                          $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
  Amount available for deposit into reserve account                                             5,675,866.16
  Amount deposited into reserve Account                                                         2,750,063.71
                                                                                         --------------------
  Excess funds available to Certificateholders                                                  2,925,802.45
                                                                                         --------------------

XIII. DISTRIBUTIONS TO
----------------------
CERTIFICATEHOLDERS
------------------
  (A) Interest
    (i)   Certificates Interest Due                                                            $1,482,341.87
    (ii)  Certificates Interest Paid                                                            1,482,341.87
                                                                                         --------------------
    (iii) Certificates Interest Shortfall                                                              $0.00
  (B) Principal
    (i)   Certificates Principal Due                                                                   $0.00
    (ii)  Certificates Principal Paid                                                                   0.00
                                                                                         --------------------
    (iii) Certificates Principal Shortfall                                                             $0.00
  (C) Release to Seller                                                                        $1,443,460.58

                              DISTRIBUTIONS SUMMARY
                              ---------------------

  (A) Total Collections                                                                      $237,343,399.72
  (B) Service Fee                                                                              $5,100,280.58
  (C) Class A1 Amount                                                                        $202,727,858.51
  (D) Class A2 Amount                                                                          $7,581,000.00
  (E) Class A3 Amount                                                                         $12,137,770.00
  (F) Class A4 Amount                                                                          $4,095,596.78
  (G) Amount of Deposit  into Reserve Account                                                  $2,750,063.71
  (H) Certificateholders                                                                       $1,482,341.87
  (I) Release to seller                                                                        $1,443,460.58
  (J) Total amount distributed                                                               $237,318,372.03
  (K) Amount of Draw from Reserve Account                                                               0.00


                         PORTFOLIO AND SECURITY SUMMARY
                         ------------------------------

XIV. POOL BALANCES AND                                             Beginning                     End
---------------------                                              of Period                  of Period
PORTFOLIO INFORMATION
---------------------                                           -----------------        --------------------
  (A) Balances and Principal Factors
    (i)    Aggregate Balance of Notes                           $1,053,270,000.00            $857,433,660.70
    (ii)   Note Pool Factor                                            1.0000000                   0.8140682
    (iii)  Class A-1 Notes Balance                                298,000,000.00              102,163,660.70
    (iv)   Class A-1 Notes Pool Factor                                 1.0000000                   0.3428311
    (v)    Class A-2 Notes Balance                                240,000,000.00              240,000,000.00
    (vi)   Class A-2 Notes Pool Factor                                 1.0000000                   1.0000000
    (vii)  Class A-3 Notes Balance                                386,000,000.00              386,000,000.00
    (viii) Class A-3 Notes Pool Factor                                 1.0000000                   1.0000000


                                                                   EXHIBIT 99(c)

    (ix)  Class A-4 Notes Balance                                 129,270,000.00              129,270,000.00
    (x) Class A-4 Notes Pool Factor                                    1.0000000                   1.0000000
    (xi)   Certificates Balance                                    46,755,487.15               46,755,487.15
    (xii)    Certificates Pool Factor                                  1.0000000                   1.0000000
    (xiii)   Total Principal Balance of Notes and               1,100,025,487.15              904,189,147.85
  Certificates

  (B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                                    6.85%                       6.86%
    (ii)  Weighted Average Remaining Maturity                              45.35 months                39.75 months
  (WAM)
    (iii) Remaining Number of Receivables                                 87,294                      82,335
    (iv)  Portfolio Receivable Balance                          $1,100,025,487.15            $904,189,147.85
  (C) Outstanding Advance Amount                                      $52,538.61                 $360,339.71
  (D) Outstanding Payahead Balance                                    $72,769.71                 $167,004.13


                               SUMMARY OF ACCOUNTS
                               -------------------

XV. RECONCILIATION OF RESERVE
-----------------------------
ACCOUNT
-------
  (A) Beginning Reserve Account Balance                                                        $5,500,127.44
  (B) Draws                                                                                             0.00
    (i)   Draw for Servicing Fee                                                                        0.00
    (ii)  Draw for Interest                                                                             0.00
    (iii) Draw for Realized Losses                                                                      0.00
  (C) Excess Interest Deposited into the Reserve                                                2,750,063.71
 Account
  (D) Reserve Account Balance Prior to Release                                                  8,250,191.15
  (E) Reserve Account Required Amount                                                           8,250,191.15
  (F) Final Reserve Account Required Amount                                                     8,250,191.15
  (G) Excess Reserve Account Amount                                                                     0.00
  (H) Ending Reserve Account Balance                                                            8,250,191.15

XVI. RECONCILIATION OF YIELD
----------------------------
SUPPLEMENT ACCOUNT
------------------
  (A) Beginning Yield Supplement Account Balance                                               23,950,083.32
  (B) Investment Earnings                                                                         556,663.21
  (C) Investment Earnings Withdraw                                                                556,663.21
  (D) Additional Yield Supplement Amounts                                                               0.00
  (E) Yield Supplement Deposit Amount                                                          $6,955,156.41
                                                                                         --------------------
  (F) Ending Yield Supplement Account Balance                                                  16,994,926.91

XVII. NET LOSS AND DELINQUENCY
------------------------------
ACCOUNT ACTIVITY
----------------
  (A) Liquidated Contracts
    (i)   Liquidation Proceeds                                                                   $374,838.13
    (ii) Recoveries on Previously Liquidated                                                       41,575.31
 Contracts
  (B) Aggregate Net Losses for Collection Period                                                  480,748.00
  (C) Net Loss Rate for Collection Period                                                              0.05%
 (annualized)
  (D) Cumulative Net Losses for all Periods                                                       480,748.00


                                 DOLLAR AMOUNT

                                         # Units
                                         -------
  (E) Delinquent Receivables
    (i)  31-60 Days Delinquent           1,144  1.39%   $13,650,809.96     1.51%
    (ii)  61-90 Days Delinquent            125  0.15%    $1,466,308.86     0.16%
    (ii) 91 Days or More Delinquent         24  0.03%      $310,003.18     0.03%


                                 DOLLAR AMOUNT

                                         # Units
                                         -------


                                                                   EXHIBIT 99(c)

XVIII. REPOSSESSION ACTIVITY
----------------------------
  (A) Vehicles Repossessed During Collection          25  0.03%      $346,347.88     0.04%
Period
  (B) Total Accumulated Repossessed Vehicles in       55  0.07%      $662,873.81     0.07%
Inventory

XIX. TESTS FOR INCREASE IN SPECIFIED
------------------------------------
RESERVE ACCOUNT BALANCE
-----------------------
  (A) Ratio of Net Losses to the Pool Balance as of
 Each Collection Period
    (i) Second Preceding Collection Period                                                             0.20%
    (ii) Preceding Collection Period                                                                   0.19%
    (iii) Current Collection Period                                                                    0.17%
    (iv) Three Month Average (Avg(i,ii,iii))                                                           0.19%
  (B) Ratio of Balance of Contracts Delinquent 60 Days or More to the Outstanding
 Balance of Receivables.
    (i) Second Preceding Collection Period                                                             0.26%
    (ii) Preceding Collection Period                                                                   0.24%
    (iii) Current Collection Period                                                                    0.25%
    (iv) Three Month Average (Avg(i,ii,iii))                                                           0.25%

  (C)Loss and Delinquency Trigger Indicator                                            Trigger was not hit.

I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.


By:
/s/ John Weisickle
John Weisickle, Vice President/Finance